Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 29, 1997

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)

    Pennsylvania                      0-16276                  23-2449551
(State or other jurisdiction  (Commission File Number)        (IRS Employer
    of incorporation)                                     Identification No.)

 101 North Pointe Boulevard, Lancaster, Pennsylvania             17601-4133
    (Address of principal executive offices)                     (Zip Code)


Registrant's Telephone number, including area code    (717) 581-6030

                        N/A
  (Former name or former address, if changed since last report)

ITEM 5 - OTHER EVENTS

     On September 29, 1997, the Registrant issued a press release announcing the decision to apply to the National Association of Securities
Dealers for quotation of the Company's common stock on the NASDAQ National Market System, which press release is attached as
Exhibit 99 hereto and incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS.


     (c) Exhibits:

          99 Press Release, of Registrant, dated Sepember 29, 1997, re: NASDAQ National Market Application

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    Sterling Financial Corporation

                              By:
                                       John E. Stefan, Chairman of the Board,
                                   President and Chief Executive Officer

                              By:
                                   Ronald L. Bowman, Vice President
                                    and Secretary


DATE     September  29, 1997


                          EXHIBIT INDEX

                                                    Page Number in
                                                    Manually Signed
 Exhibit                                               Original

  99            Press Release, dated September 29, 1997,
                of Registrant   re: NASDAQ National Market
                Application.                                 5

                            Exhibit 99
                          Press Release

                  STERLING FINANCIAL CORPORATION
TO APPLY FOR QUOTATION OF ITS SHARES ON THE NASDAQ NATIONAL MARKET SYSTEM

     Lancaster, Pennsylvania--At a recent meeting of the Board of Directors of Sterling Financial Corporation, the directors decided to apply to the National Association of Securities Dealers for quotation of the Company's common stock on the NASDAQ National Market System, John E. Stefan, President and Chief Executive Officer, announced. Sterling Financial Corporation, whose trading symbol is "SLFI", is a bank holding company, with Bank of Lancaster County, N.A. ("Bank of Lancaster County") as its wholly-owned banking subsidiary. Bank of Lancaster County owns and operates Town and Country, Inc., a vehicle and equipment leasing company. Bank of Lancaster County offers a full range of commercial and consumer banking services, as well as trust services, through twenty-eight full service community office locations in Lancaster County, Pennsylvania.

     Mr. Stefan noted that Sterling Financial Corporation's entry into the NASDAQ National Market will provide brokers and others with immediate access to the best bid and ask prices and other information about the company's shares throughout the trading day. Those prices are available in over more than 300,000 electronic terminals in brokers' offices throughout the United States and the world. Trading data is also distributed widely through wire services for selective dissemination by the newspapers and radio and television stations.

     In addition to increased market visibility, NASDAQ/NMS will offer Sterling Financial Corporation the advantage of multiple market makers that compete to offer the best bid and ask prices, as opposed to a single specialist on the floor of the stock exchange. Mr. Stefan anticipates that the company's shares will be listed on the NASDAQ/NMS by the fourth quarter of 1997 or the first quarter of 1998.